UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 6, 2017

FLUIDIGM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Shoreline Court, Suite 100
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
(650) 266-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2017, our compensation committee approved and recommended to our board, and our board approved, a retention compensation program for our Chief Executive Officer, Chief Financial Officer, and other executive officers subject to Section 16 of the Securities Exchange Act of 1934, as amended. The retention program, which is structured in the same manner as a retention program implemented for other employees, provides for (i) a lump sum cash payment if the individual executive officer remains employed with us through January 1, 2019 and (ii) the grant of stock options and restricted stock units pursuant to our 2011 Equity Incentive Plan that will vest in accordance with our standard vesting terms.

Cash and equity awards under the retention program as approved by our compensation committee and board of directors for our chief executive officer, chief financial officer, and other current executive officers named in our most recent proxy statement were as set forth in the table below. In his discussions with the compensation committee and our board, our chief executive officer elected to receive the equity compensation set forth below in lieu of participating in the cash element of the retention program.

Name	Potential Cash Award	Shares Subject to Stock Options	Shares Subject to Restricted Stock Units
S. Christopher Linthwaite Chief Executive Officer	$—	189,500	76,000
Vikram Jog Chief Financial Officer	$138,400	87,400	34,600
Steven C. McPhail Chief Commercial Officer	$102,800	51,375	20,550
Mai-Chan (Grace) Yow Executive Vice President, Worldwide Manufacturing	$76,300	48,400	19,500

A copy of the form of award agreement for purposes of the retention program is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing discussion of the award agreement is qualified in its entirety by reference to the form of agreement. The equity awards granted in connection with the retention program are subject to the terms and conditions of our 2011 Equity Incentive Plan and the applicable forms of agreement, which have been previously filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Award Agreement for purposes of the Retention Program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: February 10, 2017	By:	/s/ Nicholas Khadder
Nicholas Khadder Senior Vice President, Legal Affairs, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Award Agreement for purposes of the Retention Program.

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